Bank of America Merrill Lynch Power & Gas Leaders Conference Chip Pardee, Senior Vice President and Chief Nuclear Officer September 22, 2009 Exhibit 99.1

Forward-Looking Statements
and Other Important Information
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2008
Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8.
Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter
2009 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk
Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 14 and
(3) other factors discussed in filings with the Securities and Exchange Commission (SEC)
by Exelon Corporation and Exelon Generation Company, LLC (Companies). Readers are
cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation is not an offer to purchase, or a solicitation of acceptance of an offer to purchase, Exelon Corporation 6.75% Senior Notes due May 1, 2011, or Exelon Generation
Company, LLC 6.95% Senior Notes due June 15, 2011.  This presentation is not an offer to sell, or the solicitation of an offer to buy, Exelon Generation Company, LLC 5.20%
Senior Notes due October 1, 2019 or 6.25% Senior Notes due October 1, 2039.

Key Messages
• Consistently operating the largest nuclear fleet in the U.S.
at world-class levels
• Nuclear uprate plan is a lower-cost, low-risk opportunity
to add valuable MW to Exelon’s portfolio
• Revised licensing strategy for Victoria County preserves
option value while recognizing current economic
challenges with building new nuclear plants

5-Yr Avg. Nuclear Capacity Factor ('04-'08)
EXC (17)
CEG (5)
ETR (12)
PGN (5)
D (7)
SO (6)
TVA (5)
FPL (8)
DUK (7)
Non-Fleet Operated (27)
FE (4)

Days

Operational Excellence Across the Fleet
0
10
20
30
40
50
60
2004 2005 2006 2007 2008
Exelon w/ Salem
Industry w/o Exelon
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
$17.00
$18.00
$19.00
$20.00
2003 2004 2005 2006 2007 2008
Exelon Industry (excl. Exelon)
Nuclear Capacity Factor
Exelon’s fleet and operational prowess cannot be replicated
Exelon Power Fleet Availability
Nuclear Annual Average
Production Cost ($/MWh)
Refueling Outage Duration
EXC: 93.8%
4
90.7%
93.5%
91.2%
89.1%
96.9%
92.9%
93.8%
94.8%
95.8%
96.6%
80%
85%
90%
95%
100%
2005 2006 2007 2008 2009 YTD
through 6/30
Fossil Fleet Commercial Availability Hydro Equivalent Availability
70%
75%
80%
85%
90%
95%
Range 5 Year Average

Nuclear Uprates Offer Sustainable Value
Key component of Exelon 2020 low carbon roadmap
Creates additional low-carbon generation capacity
Capitalizes on Exelon’s proven track record of execution
Dedicated project management team
Proven technology design
No ongoing incremental O&M expense
Creates long-term value over extended license lives
Uprates equivalent in size to a new nuclear plant but significantly lower cost, shorter timeline and more predictable spend
Straightforward regulatory and environmental licenses, permits and approvals
Potential for uprates to meet state alternative energy standards
Uprate projects enable cost-effective growth and leverage Exelon’s operational excellence
Strategic
Value
Grow
Value
Regulatory
Feasibility
Execution
Feasibility

Three Major Categories of Exelon Uprates
Uprates
Overnight
Cost
(1)
MUR (Measurement Uncertainty Recapture)
• Through the use of advanced techniques and more precise
instrumentation, reactor power can be more accurately calculated
• Can achieve up to 1.7 percent additional output
• Requires NRC approval
187–234 MW $300M 2 years
899–1016 MW $2,400M
EPU (Extended Power Uprate)
• Through a combination of more sophisticated analysis and upgrades to plant equipment, uprates can be obtained for as much as 20 percent of original licensed power level
• Requires NRC approval
3 - 5
years
237–266 MW $800M
Megawatt Recovery and Component Upgrades
• Replacement of major components in the plant occur in the normal life cycle process – with newer technology, replacements result in increased efficiency
• Equipment includes generators, turbines, motors and transformers
• Megawatt Recovery and Component Upgrades must conform to NRC standards, but do not require additional NRC approval
2 - 3
years
~1,300–1,500 MW
$3,500M
Project Duration
Exelon’s $2,200 – $2,500 / kW overnight cost for its MUR and EPU projects is an advantageous deployment of capital relative to other generation options
(1) In 2007 Dollars. Overnight costs do not include financing costs or cost escalation.

Phased Execution Lowers Risk
•
Safe, economical and proven methods to improve efficiency and output
•
Leverages Exelon’s substantial experience managing successful uprate projects over the past 10 years
Note: Data contained in this slide is rounded.
Uprates program allows us to adjust timing to respond to market conditions
EPUs
MURs
MW Recovery and
Component Upgrades
Maximum
Potential MW
Year Uprates Become Operational
1999-
2008
2009 2010 2011 2012 2013 2014 2015 2016 2017 2009-
2017
Exelon’s Uprate Plan
1,100 MW
1,300 – 1,500  MW
Average Overnight Cost
Estimate: $2,200 - 2,500/KW
0
200
400
600
800
1,000
1,200
1,400
1,600
Planned Capital
Spend
(1)
$150 2017
$625 2013
$675 2012
$550 2011
$350 2010
$725 2015
$725 2014
$400 2016
$4,425
2008 -
2017
$225
2008 -
2009
(1) Dollars shown are nominal, reflecting 6% escalation, in millions.

Exelon’s Victoria Project
• Pursuing Early Site Permit (ESP) at Victoria, TX site in lieu of
Combined Operating License Application
– Limited DOE loan guarantees
– Demand
– Natural gas and power prices
• Allows for flexibility in technology, spend and schedule
• Timeframe for ESP
– Application to be submitted in late 2009/early 2010
– NRC sets review schedule (expected to be 3-4 year process)
Early Site Permit allows Exelon to maintain option value for future nuclear plant when economic conditions and other criteria are met

Appendix

Effectively Managing Nuclear Fuel Costs
Components of Fuel Expense in 2009
Projected Total Nuclear Fuel Spend Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
Note: At Ownership.  Excludes costs reimbursed under the settlement agreement with the DOE.
2009 – 2012: 100% hedged in volume
2013: ~90% hedged in volume
2014: 100% hedged in volume
All charts exclude Salem
0.0
2.0
4.0
6.0
8.0
10.0
2009 2010 2011 2012 2013 2014
0
200
400
600
800
1,000
1,200
1,400
2009 2010 2011 2012 2013 2014
Nuclear Fuel Expense (Amortization + Spent Fuel)
Nuclear Fuel Capex
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009 2010 2011 2012 2013 2014
Exelon Average Reload Price Projected Market Price (Spot)
Enrichment
38%
Fabrication
16%
Nuclear Waste
Fund
19%
Tax/Interest
1%
Conversion
3%
Uranium
23%

Uprates Across the Exelon Fleet
Base Maximum
Station Case Potential
MW MW
Braidwood - MUR 34 - 42 2012
Byron - MUR 34 - 42 2012
Clinton - EPU 17 - 17 2016
Clinton - EPU 2 - 3 2010
Dresden - MW Recovery & Component Upgrades 103 - 110 2012
Dresden - MW Recovery & Component Upgrades 5 - 5 2011
Dresden - MUR 25 - 31 2014
LaSalle - MUR 32 - 40 2011
LaSalle - EPU 303 - 336 2016
Limerick - MUR 33 - 41 2011
Limerick - MW Recovery & Component Upgrades 6 - 6 2012
Limerick - EPU 306 - 340 2017
Peach Bottom - MW Recovery & Component Upgrades 25 - 32 2012
Peach Bottom - EPU 134 - 148 2015
Peach Bottom - MW Recovery & Component Upgrades 3 - 3 2014
Quad Cities - MUR 19 - 23 2013
Quad Cities - MW Recovery & Component Upgrades 95 - 110 2011
TMI - EPU 138 - 172 2016
TMI - MUR 12 - 15 2014
Total 1,323 - 1,516
Year of
Operation
Uprates will largely be completed during scheduled refueling outages
Note:  MW shown at ownership, excluding Salem.

License Renewal Schedule
In Process – decision expected in 2010 2014 1 Three Mile Island
In Process  – decision expected 2011-12 2020 2 Salem
In Process – decision expected 2011-12 2016 1 Salem
Received 2032 2 Quad Cities
Received 2032 1 Quad Cities
Received 2034 3 Peach Bottom
Received 2033 2 Peach Bottom
Received 2029 1 Oyster Creek
To be filed 2029 2 Limerick
To be filed 2024 1 Limerick
To be filed 2023 2 LaSalle
To be filed 2022 1 LaSalle
Received 2031 3 Dresden
Received 2029 2 Dresden
To be filed 2026 1 Clinton
To be filed 2026 2 Byron
To be filed 2024 1 Byron
To be filed 2027 2 Braidwood
To be filed 2026 1 Braidwood
Status of License Extension
(1)
Current License Expiration Unit Station
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review
Uprates + license extensions = long term value creation
Oyster Creek
license extension
received in April
2009

• Acquired 198 MW of wind farm output, 4.8 MW of landfill gas output and 4.5 MW of solar output, bringing Exelon’s renewables portfolio to more than 2,000 MW
• Unveiled plans to develop the nation’s largest urban solar power plant in Chicago
• Completed a 38-MW nuclear uprate at Quad Cities Station, launching a series of planned uprates that will generate 1,300-1,500 MW of additional nuclear capacity
Exelon 2020 – Progress Update for 2009
Offer more low
carbon electricity in
the marketplace
Help our customers
and the communities
we serve reduce their
GHG emissions
Reduce or offset our
footprint by greening
our operations
Exelon’s strategy to reduce, offset or displace more than 15 million metric tons of GHG emissions per year by 2020
• Retired less efficient and higher-emitting fossil fuel power plants in Massachusetts,
Pennsylvania and Texas
• Reduced energy use across Exelon’s facilities by 16%
• Earned LEED certification for three Exelon buildings
• Greened Exelon’s vehicle fleet to include 1,900 hybrid-electric and alternative-fuel vehicles at ComEd and a 57% environmentally friendly fleet at PECO
• Unveiled plans to spend more than $350 million through 2011 on energy efficiency and demand response programs to reduce customers’ energy consumption by 1.6 million
MWh and reduce peak load by 226 MW
• Building on its residential real-time pricing program, ComEd introduced a “smart” meter pilot program that will provide advanced automated meters to up to 141,000 customers
• PECO is investing $342 million in customer programs to reduce overall electricity consumption by 3% and peak load by 4.5% by 2013
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2
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